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Exhibit 10.17

                                                                    June 2, 2001

International Dispensing Corporation
1111 Benfield Boulevard, Suite 230
Millersville, Maryland 21108

Gentlemen:

      Reference is made to the Preferred Stock Subscription Agreement (the "Purchase Agreement") dated as of August 15, 2000, by and among Gregory B. Abbott ("Greg Abbott") , George Kriste ("Kriste"), Louis A. Simpson ("Simpson"), Reed Slatkin, George Abbott and International Dispensing Corporation (the "Company"). Unless otherwise defined herein, capitalized terms used herein have the meanings ascribed to them in the Purchase Agreement.

      This will confirm the agreement of the undersigned and the Company as follows:

      The parties hereby agree that on the date hereof Juliet Shield, 221 North Starwood, Aspen, Colorado ("Shield") shall become a party to the Purchase Agreement and shall purchase 75 shares of Series C Redeemable Convertible Preferred Stock, par value $.001 per share, of the Company ("Series C Stock"). Such purchases shall be upon all of the terms and conditions set forth in the Purchase Agreement.

      In keeping with the investment incentives offered in the first and second rounds, the Company shall also issue to Shield warrants to purchase up to an additional 75 shares of Series C Stock at a price of $2,000 per share, such warrants to be exercisable through December 31, 2001.

      Each of George Abbott, Kriste and Simpson hereby confirms to the Company that he has declined to participate in the current round of financing.

      The Company reaffirms as of the date hereof all of the representations and agreements made by the Company in the Purchase Agreement, except that as of the date hereof, prior to the purchases being made hereby, an aggregate 9,728,396 shares of Common Stock are outstanding and an aggregate of 575 Shares of Series C Stock and warrants to purchase an aggregate of 75 shares of Series C Stock are issued and outstanding.

                                        Very truly yours,


                                        /s/ Juliet Shield
                                        ----------------------------------------
                                        Juliet Shield


                                        /s/ Gregory Abbott
                                        ----------------------------------------
                                        Gregory Abbott


                                        /s/ Louis A. Simpson
                                        ----------------------------------------
                                        Louis A. Simpson


                                        /s/ George Abbott
                                        ----------------------------------------
                                        George Abbott


                                        /s/ George Kriste
                                        ----------------------------------------
                                        George Kriste

AGREED TO:

INTERNATIONAL DISPENSING
   CORPORATION


By: /s/ Gary Allanson
   --------------------------------
   Gary Allanson
   President


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